Exhibit 10.3

Standard Microsystems Corporation
Notice of Grant of Stock Options and Option Agreement	ID: 11-2234952 80 Arkay Drive Hauppauge, New York 11788

Grantee Name Grantee Address Grantee City, State, Zip	Option Number: Plan: ID:	###### 2009 LTIP ######

Effective mm/dd/yyyy, you have been granted a(n) Non-Qualified Stock Option to buy #,### shares of Standard Microsystems Corporation (the Company) stock at $##.### per share.

The total purchase price of the shares granted is $#,###.##.

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration
#,###	On Vest Date	mm/dd/yyyy	mm/dd/yyyy
#,###	On Vest Date	mm/dd/yyyy	mm/dd/yyyy
#,###	On Vest Date	mm/dd/yyyy	mm/dd/yyyy
#,###	On Vest Date	mm/dd/yyyy	mm/dd/yyyy

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Standard Microsystems Corporation	Date

Name of Individual	Date